Acquisitions	12 Months Ended
Dec. 31, 2014
Acquisitions [Abstract]
Acquisitions

(2) Acquisitions

Acquisition of the Cardpoint ATM Portfolio

On August 7, 2013,  Cardtronics Europe Limited (“Cardtronics Europe”), a newly formed wholly-owned subsidiary of the Company, entered into, and consummated the transactions contemplated by, the Share Sale and Purchase Agreement (the “Purchase Agreement”) including the purchase of all of the outstanding shares issued by Cardpoint Limited (“Cardpoint”) from Payzone Ventures Limited (the “Seller”) and the individuals named as warrantors in the Purchase Agreement.

Pursuant to the Purchase Agreement, Cardtronics Europe acquired all of the outstanding shares issued by Cardpoint for purchase consideration of £100.0 million ($153.5 million) in cash, which included the aggregate amount required to be paid (including principal and interest) in order to fully discharge all of Cardpoint’s outstanding indebtedness to the Seller at closing. The total amount paid for the acquisition was approximately £105.4 million ($161.8 million) at closing, which was financed through borrowings under the Company’s amended revolving credit facility.

As a result of the Cardpoint acquisition, the Company significantly increased the size of its European operations.  Cardpoint operated approximately 7,100 ATMs in the U.K. and approximately 800 ATMs in Germany as of the acquisition date, substantially all of which were owned by Cardpoint.

The results of operations of the acquired Cardpoint portfolio were included in the Company's Consolidated Statement of Operations subsequent to the August 7, 2013 acquisition date. Revenue and loss from operations of $46.3 million and $1.7 million, respectively, were included in the year ended December 31, 2013. The loss from operations for the year ended December 31, 2013 included approximately $5.8 million in acquisition-related expenses incurred related to this acquisition.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of the acquisition date. The total purchase consideration was allocated to the assets acquired and liabilities assumed, including identifiable intangible assets, based on their respective fair values at the date of acquisition. This allocation resulted in goodwill of approximately $78.7 million, all of which has been assigned to the Company's Europe reporting segment, which now includes operations from both the U.K. and Germany. The recognized goodwill is primarily attributable to expected revenue and cost synergies from the acquisition. None of the goodwill or intangible asset amounts are expected to be deductible for income tax purposes; however, the Company acquired significant tax assets in the form of accumulated net operating loss carryforwards and capital allowances, which the Company expects to utilize.

(In thousands)
Cash and cash equivalents	$4,782
Accounts and notes receivable	619
Inventory	863
Restricted cash	7,522
Prepaid expenses, deferred costs, and other current assets	6,665
Property and equipment	29,500
Deferred tax assets	28,434
Intangible assets	59,673
Goodwill	78,727
Total assets acquired	216,785

Accounts payable	6,052
Accrued liabilities	25,368
Deferred revenue	56
Asset retirement obligations	9,868
Deferred tax liabilities	13,613
Total liabilities assumed	54,957

Net assets acquired	$161,828

The fair values of intangible assets acquired have been estimated by utilizing a discounted cash flow approach, with the assistance of an independent appraisal firm. The intangible assets acquired as part of the Cardpoint acquisition are being amortized on a straight-line basis, and at the date of acquisition the fair values consisted of the following:

	Fair Values	Useful Lives	Weighted Average Period Before Next Renewal
	(In thousands)
Customer contracts	$50,291	7 years	3.9 years
Trade name	9,096	15 years	N/A
Non-compete agreements	286	1 year	N/A
Total	$59,673

Pro Forma Results of Operations

The following table presents the unaudited pro forma combined results of operations of the Company and the acquired Cardpoint portfolio for the years ended December 31, 2013 and 2012, after giving effect to certain pro forma adjustments including: (i) amortization of acquired intangible assets, (ii) the impact of certain fair value adjustments such as depreciation on the acquired property and equipment, and (iii) interest expense adjustment for historical long-term debt of Cardpoint that was repaid and interest expense on additional borrowings by the Company to fund the acquisition.

	2013		2012
	As Reported	Pro Forma	As Reported	Pro Forma
		(unaudited)		(unaudited)
	(In thousands, excluding per share amounts)
Total revenues	$876,486	$938,962	$780,449	$883,350
Net income attributable to controlling interests and available to common stockholders	23,816	24,220	43,591	42,670

Earnings per share – basic	$0.52	$0.53	$0.97	$0.95
Earnings per share – diluted	$0.52	$0.53	$0.96	$0.94

The unaudited pro forma financial results do not reflect the impact of other acquisitions consummated by the Company during the years ended December 31, 2013 and 2014. The unaudited pro forma financial results assume that the Cardpoint acquisition occurred on January 1, 2012, and are not necessarily indicative of the actual results that would have occurred had those transactions been completed on that date. Furthermore, it does not reflect the impacts of any potential operating efficiencies, savings from expected synergies, or costs to integrate the operations. The unaudited pro forma financial results are not necessarily indicative of the future results to be expected for the consolidated operations.

Other Acquisitions

On February 6, 2014, the Company acquired the majority of the assets of Automated Financial, LLC (“Automated Financial”), an Arizona-based provider of ATM services to approximately 2,100 ATMs consisting primarily of merchant-owned ATMs. The Automated Financial acquisition did not have a material effect on the Company's consolidated results of operations during the year ended December 31, 2014.

On October 6, 2014, the Company completed the acquisition of Welch ATM (“Welch”), an Illinois-based provider of ATM services to approximately 26,000 ATMs.  The total purchase consideration was approximately $159.4 million, which included cash of $154.0 million and deferred purchase consideration of $5.4 million. As a result of the acquisition, the Company added over 3,600 Company-owned ATMs across 47 states, with the majority of the machines located in high-traffic convenience store locations. In addition, many of the Welch ATMs are under contract with financial institutions to carry their brand and logo on the ATM, which has further enhanced the Company's surcharge-free product offerings.

The total purchase consideration was preliminarily allocated to the assets acquired and liabilities assumed, including identifiable tangible and intangible assets, based on their respective fair values at the date of acquisition. The preliminary fair values of the intangible assets acquired included customer relationships valued at $52.5 million, estimated utilizing a discounted cash flow approach, with the assistance of an independent appraisal firm. The preliminary fair values of the tangible assets acquired included property, plant, and equipment valued at $11.0 million, estimated utilizing the market and cost approaches. The preliminary purchase price allocation resulted in goodwill of approximately $102.4 million, all of which has been assigned to the Company's North America reporting segment. The recognized goodwill is primarily attributable to expected synergies. All of the goodwill and intangible asset amounts are expected to be deductible for income tax purposes.

On November 3, 2014, the Company completed the acquisition of Sunwin, a subsidiary of the Co-operative Group (“Co-op”) for aggregate cash consideration of approximately £41.5 million or approximately $66.4 million. As of the end of 2014, approximately £13.25 million of the £41.5 million had not yet been paid, but is anticipated to be paid in early 2015 upon the completion of certain events. Sunwin’s primary business is providing secure cash logistics and ATM maintenance services to ATMs and guarding services to retail locations. The Company also acquired approximately 1,950 ATMs from Co-op Bank and secured an exclusive ATM operating agreement to operate ATMs at Co-op Food locations. The Company has accounted for these transactions as if they were all related due to the timing of the transactions being completed and the dependency of the transactions to each other.

As of December 31, 2014, the Company had not yet completed its purchase accounting for these transactions because the final appraisals of acquired intangible assets have not yet been completed. The Company expects to complete the purchase accounting within the first six months of 2015 as it completes its final review of the valuations of the various components involved in the transactions.